UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 4, 2024

TE CONNECTIVITY PLC

(Exact name of registrant as specified in its charter)

Ireland	98-1779916
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Parkmore Business Park West
Parkmore
 H91VN2T Ballybrit

Galway, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353-91378040

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $0.01	TEL	New York Stock Exchange
0.00% Senior Notes due 2025*	TEL/25	New York Stock Exchange
0.00% Senior Notes due 2029*	TEL/29	New York Stock Exchange

* Issued by Tyco Electronics Group S.A., an indirect wholly-owned subsidiary of TE Connectivity plc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2024, the Board of Directors (the “Board”) of TE Connectivity plc (the “Company”) appointed Sam Eldessouky as a director of the Company, and the number of directors constituting the full Board was increased from 11 to 12. Mr. Eldessouky was appointed to serve on the Audit Committee and the Joint Committee on Cybersecurity of the Board and will receive compensation for services as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors of the Company. There are no arrangements or understandings between the new director and any other person pursuant to which he was selected as a director, and there are no transactions involving the Company and the new director that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Eldessouky will enter into standard indemnification agreements with the Company and TE Connectivity Corporation, the Company’s wholly owned subsidiary. The Company’s form of deed of indemnification and form of indemnification agreement with TE Connectivity Corporation were filed as Exhibit 10.2 and Exhibit 10.3, respectively, to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on September 30, 2024.

A copy of the press release announcing the appointment of Mr. Eldessouky is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued on October 4, 2024, announcing the appointment of Sam Eldessouky to the Board of Directors of TE Connectivity plc

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2024	TE CONNECTIVITY PLC

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary